BlackRock Funds II

BlackRock Global Dividend Portfolio

(the “Fund”)

Supplement dated December 11, 2018

to the Summary Prospectuses and Prospectuses of the Fund

dated November 28, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Global Dividend Portfolio — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Dividend Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Stuart Reeve	2010	Managing Director of BlackRock, Inc.
Andrew Wheatley-Hubbard, CFA	2012	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals Stuart Reeve and Andrew Wheatley-Hubbard, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Stuart Reeve and Andrew Wheatley-Hubbard, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Reeve	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2006 to 2011.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Wheatley-Hubbard, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2012 to 2015; Associate of BlackRock, Inc. from 2010 to 2011; Analyst of BlackRock, Inc. from 2007 to 2009.

In addition, as a result of Stuart Reeve’s upcoming retirement from BlackRock, Inc., he will no longer serve as a portfolio manager of the Fund effective on or about April 30, 2019.

Shareholders should retain this Supplement for future reference.

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